UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2020

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Information.

New Date for 2020 Annual Meeting
On March 23, 2020 TransDigm Group Incorporated (the “Company”) announced the postponement of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) originally scheduled to be held on Tuesday, March 24, 2020 because of the COVID-19 pandemic. The Company intends to hold its annual meeting of stockholders on Monday, June 29, 2020 9:00 a.m. at the offices of the Company (the “Rescheduled Annual Meeting”). Only stockholders of record at the close of business on May 4, 2020 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting. The Company intends to mail proxy materials for the Rescheduled Annual Meeting on or about May 18, 2020. In the event the Company determines it is not possible or advisable to hold its annual meeting in-person, it will hold a virtual annual meeting. The Company would publicly announce a determination to hold a virtual annual meeting in a press release as soon as practicable before June 29, 2020, and directions for participating in a virtual meeting will be included in the proxy materials.

The deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act is not later than the close of business on May 4, 2020 (which the Company believes is a reasonable time before it begins to print and distribute its proxy materials). In addition, consistent with the Third Amended and Restated Bylaws of the Company (the “Bylaws”), if a stockholder wants to propose any matter for consideration of the stockholders at the Rescheduled Annual Meeting, other than a matter brought pursuant to SEC Rule 14a-8, the stockholder must provide notice to the Secretary of the Company not later than the close of business on May 4, 2020. The specific requirements and procedures for stockholder proposals are set forth in the Bylaws. Notices of intention to present proposals at the Rescheduled Annual Meeting, and all supporting materials required by the Bylaws, must be submitted to: TransDigm Group Incorporated, c/o Secretary, 1301 East 9th St., Suite 3000, Cleveland, OH 44114.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated April 24, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer (Principal Financial Officer)

Date: April 24, 2020